Deutsche Asset
& Wealth Management
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Summary Prospectus | February 1, 2014




DWS Global High Income Fund






 CLASS/Ticker    A   SGHAX    B   SGHBX    C   SGHCX    INST   MGHYX    S   SGHSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated February 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks high current income and, as a secondary objective, capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 70) and Purchase and Redemption of Shares in the fund's SAI (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C        INST          S
                                     ----------  ---------  ---------  ----------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                            4.50     None       None        None       None
------------------------------------      ----     --         --          -          --
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00          None       None
------------------------------------    ------   ----       ----          -          --
Redemption/exchange fee on shares
owned less than 30 days, as % of
redemption proceeds                       2.00   2.00       2.00           2.00    2.00
------------------------------------    ------   ----       ----          -----    ----
Account Maintenance Fee (annually,
for fund balances below $10,000 and
subject to certain exceptions)         $   20    $20        $20           None     $20
------------------------------------   -------   ----       ----          -----    ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C        INST           S
                             ---------  ---------  ---------  ----------  ----------
Management fee                   0.50       0.50       0.50       0.50        0.50
----------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.22       1.00       1.00      None        None
----------------------------     ----       ----       ----      -----       -----
Other expenses                   0.34       0.36       0.32       0.24        0.39
----------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.06       1.86       1.82       0.74        0.89
----------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 553     $ 589     $ 285     $76     $  91
--       -----     -----     -----     ---     -----
3          772       885       573     237       284
--       -----     -----     -----     ---     -----
5        1,008     1,206       985     411       493
--       -----     -----     -----     ---     -----
10       1,686     1,778     2,137     918     1,096
--       -----     -----     -----     ---     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C    INST         S
-------  --------  --------  --------  ------  --------
1        $ 553     $ 189     $ 185     $76     $  91
--       -----     -----     -----     ---     -----
3          772       585       573     237       284
--       -----     -----     -----     ---     -----
5        1,008     1,006       985     411       493
--       -----     -----     -----     ---     -----
10       1,686     1,778     2,137     918     1,096
--       -----     -----     -----     ---     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2013: 59%.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity (the weighted average of the maturity dates of bonds held by the fund) that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.


MANAGEMENT PROCESS. Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and which it considers macro trends in the economy. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process.


DERIVATIVES. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.



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                                                     DWS Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2014

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


In the table, the performance figures for each share class prior to its inception date are based on the historical performance of the original share class (Institutional Class), adjusted to reflect the higher net expenses and applicable sales charges of the relevant share class. Effective February 1, 2012, some of the fund's investment strategies changed. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



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                                                     DWS Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2014

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2004       2005      2006        2007     2008      2009       2010       2011    2012     2013
  12.39      4.10      10.70      1.30      -23.49    41.45      14.74      4.54    15.42    6.33




Best Quarter: 14.90%, Q2 2009   Worst Quarter: -16.16%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2013 expressed as a %)

After-tax returns (which are shown only for Institutional Class and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                   CLASS          1           5         10
                               INCEPTION       YEAR       YEARS      YEARS
                             -----------  ---------  ----------  ---------
CLASS A before tax           5/13/2005        1.08       14.33       6.78
---------------------------  ---------        ----       -----       ----
CLASS B before tax           5/13/2005        2.19       14.40       6.46
---------------------------  ---------        ----       -----       ----
CLASS C before tax           5/13/2005        5.18       14.57       6.49
---------------------------  ---------        ----       -----       ----
INST CLASS before tax        3/16/1998        6.33       15.80       7.65
---------------------------  ---------        ----       -----       ----
  After tax on
  distributions                               4.02       12.73       4.69
  After tax on distribu-
  tions and sale of fund
  shares                                      3.95       11.86       4.73
---------------------------  ---------        ----       -----       ----
CLASS S before tax           5/13/2005        6.25       15.63       7.51
---------------------------  ---------        ----       -----       ----
BANK OF AMERICA MERRILL
LYNCH GLOBAL HIGH YIELD
CONSTRAINED INDEX
(reflects no deduction for
fees, expenses or taxes)                      7.10       19.49       8.81
---------------------------  ---------        ----       -----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.


TO PLACE ORDERS


MAIL           New Accounts             DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                dws-investments.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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                                                     DWS Global High Income Fund
                                   SUMMARY PROSPECTUS February 1, 2014 DGHIF-SUM